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                                                                     RULE 497(C)
                                                                 FILE #333-68601

                       SUPPLEMENT DATED AUGUST ___, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 2000
                                      FOR
                   FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE

             ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

    Effective immediately, the Prospectus dated May 1, 2000 (the "Prospectus") for Futurity Variable Universal Life Insurance is supplemented as follows:

    1. The following is inserted immediately following the first sentence of the first paragraph of the Prospectus' cover page:

       "The Policy is being offered, depending on the circumstances, as either an individual policy or as a certificate under a group policy. The substantive terms of a certificate under a group policy will be identical to those of an individual policy. In this Prospectus, unless stated otherwise, the term "Policy" will include individual policies, group policies, and certificates issued under group policies."

    2. The following paragraph is inserted immediately following the "Surrender Charge (As Percentage of First Year Surrender Charge)" table on page 23 of the
Prospectus:

       "For Policies delivered in Pennsylvania, surrender charges in the first policy year are lower for certain issue ages."

THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS FOR FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE. THIS SUPPLEMENT AND THE PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.